EQ ADVISORS TRUSTSM

EQ/Invesco Global Real Assets Portfolio

SUPPLEMENT DATED AUGUST 28, 2024 TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2024

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) of EQ Advisors Trust (“Trust”) dated May 1, 2024. You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and SAI and retain it for future reference. You may view, print, and download these documents, free of charge, at the Trust’s website at https://equitable-funds.com.

Effective August 22, 2024, Darin Turner of Invesco no longer serves as a member of the team that is responsible for the securities selection, research and trading for the EQ/Invesco Global Real Assets Portfolio. All references to Darin Turner in the Summary Prospectus, Prospectus and SAI are deleted in their entirety.